The Penn Mutual Life Insurance Company

The Penn Insurance and Annuity Company

The Penn Insurance and Annuity Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2021

and for the period presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Insurance and Annuity Company

and the Contract Owners of Penn Insurance and Annuity Variable Life Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Vanguard VIF — Equity Index Portfolio, Vanguard VIF — Total Stock Market Portfolio, Vanguard VIF — Global Bond Index Portfolio, Vanguard VIF — Mid-Cap Index Portfolio, Vanguard VIF — Moderate Allocation Index Portfolio, Vanguard VIF — Total Bond Market Portfolio, Vanguard VIF — International Stock Market Index Portfolio, Vanguard VIF — Conservative Allocation Portfolio (constituting Penn Insurance and Annuity Variable Life Account I, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 16, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period July 16, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

April 8, 2022

We have served as the auditor of one or more of the Subaccounts in Penn Insurance and Annuity Variable Life Account I since 2021.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2021

	Vanguard VIF — Equity Index Portfolio	Vanguard VIF — Total Stock Market Index Portfolio	Vanguard VIF — Global Bond Index Portfolio	Vanguard VIF — Mid-Cap Index Portfolio	Vanguard VIF — Moderate Allocation Index Portfolio
Assets:
Investments at fair value	$683,051	$2,159,908	$279,304	$507,990	$3,804,359
Dividends receivable	—	—	—	—	—
Receivable for securities sold	979	387	—	30	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$684,030	$2,160,295	$279,304	$508,020	$3,804,359

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Protection VUL	$684,030	$2,160,295	$279,304	$508,020	$3,804,359

Total Net Assets	$684,030	$2,160,295	$279,304	$508,020	$3,804,359

Accumulation of Unit Values:
Protection VUL	$11.08	$10.92	$9.92	$10.97	$10.30

Number of Shares	10,448	37,940	13,113	17,233	112,256

Cost of Investments	$648,059	$2,103,118	$280,563	$487,029	$3,726,517

	Vanguard VIF — Total Bond Market Index Portfolio	Vanguard VIF — International Stock Market Index Portfolio	Vanguard VIF — Conservative Allocation Portfolio
Assets:
Investments at fair value	$343,252	$694,110	$287,538
Dividends receivable	—	—	—
Receivable for securities sold	—	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—
Payable for securities purchased	1,193	204	—

Total Net Assets	$342,059	$693,906	$287,538

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$342,059	$693,906	$287,538

Total Net Assets	$342,059	$693,906	$287,538

Accumulation of Unit Values:
Cornerstone VUL	$9.93	$10.03	$10.17

Number of Shares	27,992	28,638	10,054

Cost of Investments	$343,271	$682,446	$283,075

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE PERIOD ENDED DECEMBER 31, 2021

	Vanguard VIF — Equity Index Portfolio(a)	Vanguard VIF — Total Stock Market Index Portfolio(a)	Vanguard VIF — Global Bond Index Portfolio(a)	Vanguard VIF — Mid-Cap Index Portfolio(a)	Vanguard VIF — Moderate Allocation Index Portfolio(a)
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	—	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	488	(5,696)	27	171	(18,449)
Net change in unrealized gain (loss) of investments	35,971	57,178	(1,259)	20,991	77,842

Net realized and unrealized gain (loss) on investments	36,459	51,482	(1,232)	21,162	59,393

Net increase (decrease) in net assets resulting from operations	$36,459	$51,482	$(1,232)	$21,162	$59,393

	Vanguard VIF — Total Bond Market Index Portfolio(a)	Vanguard VIF — International Stock Market Index Portfolio(a)	Vanguard VIF — Conservative Allocation Portfolio(a)
Net Investment Income (Loss):
Dividends	$—	$—	$—

Expense:
Mortality and expense risk charges	—	—	—

Net investment income (loss)	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(63)	(115)	97
Net change in unrealized gain (loss) of investments	(1,212)	11,460	4,464

Net realized and unrealized gain (loss) on investments	(1,275)	11,345	4,561

Net increase (decrease) in net assets resulting from operations	$(1,275)	$11,345	$4,561

(a)	For the period from July 16, 2021 (inception of the subaccount) to December 31, 2021.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE PERIOD ENDED DECEMBER 31, 2021

	Vanguard VIF — Equity Index Portfolio(a)	Vanguard VIF — Total Stock Market Index Portfolio(a)	Vanguard VIF — Global Bond Index Portfolio(a)	Vanguard VIF — Mid-Cap Index Portfolio(a)	Vanguard VIF — Moderate Allocation Index Portfolio(a)
	2021	2021#	2021	2021	2021
Operations:
Net investment income (loss)	$—	$—	$—	$—	$—
Net realized gain (loss) from investment transactions	488	(5,696)	27	171	(18,449)
Net change in unrealized gain (loss) of investments	35,971	57,178	(1,259)	20,991	77,842

Net increase (decrease) in net assets resulting from operations	36,459	51,482	(1,232)	21,162	59,393

Variable Life Activities:
Purchase payments	675,023	2,217,523	286,542	463,384	3,832,836
Death benefits	—	—	—	—	—
Cost of insurance	(1,237)	(3,243)	(572)	(854)	(3,737)
Net transfers	(15,051)	(75,095)	1	32,839	(38,021)
Transfer of policy loans	—	—	—	—	—
Mortality and expense risk charges	(1,731)	(3,991)	(604)	(1,023)	(7,852)
Contract administration charges	(9,433)	(26,381)	(4,831)	(7,488)	(38,260)
Surrender benefits	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable life activities	647,571	2,108,813	280,536	486,858	3,744,966

Total increase (decrease) in net assets	684,030	2,160,295	279,304	508,020	3,804,359
Net Assets:
Beginning of year	—	—	—	—	—

End of year	$684,030	$2,160,295	$279,304	$508,020	$3,804,359

	Vanguard VIF — Total Bond Market Index Portfolio(a)	Vanguard VIF — International Stock Market Index Portfolio(a)	Vanguard VIF — Conservative Allocation Portfolio(a)
	2021	2021	2021
Operations:
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) from investment transactions	(63)	(115)	97
Net change in unrealized gain (loss) of investments	(1,212)	11,460	4,464

Net increase (decrease) in net assets resulting from operations	(1,275)	11,345	4,561

Variable Life Activities:
Purchase payments	332,177	690,307	289,102
Death benefits	—	—	—
Cost of insurance	(563)	(823)	(587)
Net transfers	17,210	1,811	12
Transfer of policy loans	—	—	—
Mortality and expense risk charges	(646)	(1,316)	(617)
Contract administration charges	(4,844)	(7,418)	(4,933)
Surrender benefits	—	—	—

Net increase (decrease) in net assets resulting from variable life activities	343,334	682,561	282,977

Total increase (decrease) in net assets	342,059	693,906	287,538
Net Assets:
Beginning of year	—	—	—

End of year	$342,059	$693,906	$287,538

(a)	For the period from July 16, 2021 (inception of the subaccount) to December 31, 2021.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2021

Note 1.    Organization

The Penn Insurance and Annuity Variable Life Account I (“Account I”) was established by The Penn Insurance and Annuity Company (“PIA”) under the provisions of the Delaware Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Protection VUL variable life product. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from PIA’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Vanguard® Variable Insurance Fund (“Vanguard VIF’) portfolios: Equity Index, Total Stock Market Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Total Bond Market Index, Total International Stock Market Index, and Conservative Allocation.

Vanguard VIF is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Vanguard VIF portfolios are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of PIA, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, PIA does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. PIA will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and PIA intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based

Note 2.    Significant Accounting Policies (continued)

on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2021:

	Purchases	Sales
Vanguard VIF — Equity Index Portfolio	$1,333,470	$38,328
Vanguard VIF — Total Stock Market Index Portfolio	4,454,247	236,620
Vanguard VIF — Global Bond Index Portfolio	566,282	5,210
Vanguard VIF — Mid-Cap Index Portfolio	990,997	17,279
Vanguard VIF — Moderate Allocation Portfolio	10,970,430	3,480,499
Vanguard VIF — Total Bond Market Index Portfolio	709,727	23,059
Vanguard VIF — Total International Stock Market Index Portfolio	1,380,071	14,949
Vanguard VIF — Conservative Allocation Portfolio	589,250	23,294

Note 4.    Related Party Transactions and Contract Charges

PIA received $132,983 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the year ended December 31, 2021. These amounts charged include those assessed through redemption of units.

Note 4.    Related Party Transactions and Contract Charges (continued)

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Protection VUL

0.10% monthly (annual rate of 1.25%) in policy years 1-10 and 0.02% monthly (annual rate of 0.25%) in policy years 11+ of the policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 20 years varying by issue age, sex (if applicable), and rate class.

0.10% monthly (annual rate of 1.25%) of policy value allocated to the Separate Account; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows: A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Protection VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn or $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%. In addition, premium charges on purchase payments range from 6.00% to 10.00%.

For each Protection VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Protection VUL policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $10 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Note 5.    Accumulation Units

	December 31, 2021
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance
Vanguard VIF — Equity Index Portfolio	65,398	(3,650)	61,748
Vanguard VIF — Total Stock Market Index Portfolio	220,992	(23,211)	197,781
Vanguard VIF — Global Bond Index Portfolio	28,691	(525)	28,166
Vanguard VIF — Mid-Cap Index Portfolio	47,938	(1,634)	46,304
Vanguard VIF — Moderate Allocation Portfolio	708,746	(339,424)	369,322
Vanguard VIF — Total Bond Market Index Portfolio	36,768	(2,310)	34,458
Vanguard VIF — Total International Stock Market Index Portfolio	70,683	(1,493)	69,190
Vanguard VIF — Conservative Allocation Portfolio	30,557	(2,296)	28,261

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	July 16, 2021†		December 31, 2021		For the Period July 16, 2021† to December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Vanguard VIF — Equity Index Portfolio	$ 10.00	61,748	11.08	$684,030	—	—	10.78
Vanguard VIF — Total Stock Market Index Portfolio	10.00	197,781	10.92	2,160,295	—	—	9.23
Vanguard VIF — Global Bond Index Portfolio	10.00	28,166	9.92	279,304	—	—	-0.84
Vanguard VIF — Mid-Cap Index Portfolio	10.00	46,304	10.97	508,020	—	—	9.71
Vanguard VIF — Moderate Allocation Portfolio	10.00	369,322	10.30	3,804,359	—	—	3.01
Vanguard VIF — Total Bond Market Index Portfolio	10.00	34,458	9.93	342,059	—	—	-0.73
Vanguard VIF — Total International Stock Market Index Portfolio	10.00	69,190	10.03	693,906	—	—	0.29
Vanguard VIF — Conservative Allocation Portfolio	10.00	28,261	10.17	287,538	—	—	1.74

†	Inception of the subaccounts
*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the subaccount for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

On July 15, 2021 Protection VUL was launched, which resulted in a partial year of total return ratios for 2021. These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2021 and through the Account I Financial Statement date of issuance of April 8, 2022.

PM8679 05/21

Penn Insurance and Annuity A PennMutual. Company The Penn Insurance and Annuity Company 2021 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Directors of The Penn Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (a wholly-owned subsidiary of The Penn Mutual Life Insurance Company) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 23, 2022

($ In Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2021	2020

ADMITTED ASSETS
Bonds	$6,200,067	$5,207,479
Preferred Stock	62,437	54,928
Common stock — affiliated	107,305	107,152
Common stock — unaffiliated	34,722	35,481
Policy loans	567,226	581,849
Cash and short-term investments	168,371	226,007
Alternative assets	385,959	266,520
Derivatives	577,670	529,812
Other invested assets	112,591	109,804

TOTAL INVESTMENTS	8,216,348	7,119,032

Investment income due and accrued	78,151	72,279
Deferred tax asset	66,791	69,191
Amounts recoverable from reinsurers	55,176	68,241
Funds held by reinsured company	997,405	940,755
Federal income taxes recoverable	2,965	—
Other assets	51,833	35,533
Separate account assets	63,914	53,424

TOTAL ASSETS	$9,532,583	$8,358,455

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$6,217,928	$5,345,743
Policy claims in process	18,290	10,506
Asset valuation reserve	157,725	79,236
Interest maintenance reserve	27,919	30,174
Funds held under coinsurance	1,543,064	1,443,849
Federal income taxes payable	—	4,541
Other liabilities	431,496	395,038
Derivatives	403,251	324,569
Separate account liabilities	63,914	53,424

TOTAL LIABILITIES	8,863,587	7,687,080

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	469,662	439,662
Accumulated surplus	196,834	229,213

TOTAL CAPITAL AND SURPLUS	668,996	671,375

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$9,532,583	$8,358,455

The accompanying notes are an integral part of these financial statements.

2021 Statutory Financial Statements	Page 1

($ In Thousands)

Statements of Operations

For the Years Ended December 31,	2021	2020

REVENUES
Premium and annuity considerations	$845,410	$785,477
Net investment income	334,102	278,943
Other revenue	49,026	45,955

TOTAL REVENUE	1,228,538	1,110,375

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	94,375	98,804
Increase in reserves and funds for payment of future insurance and annuity benefits	870,199	757,717
Commissions	71,957	66,436
Operating expenses	125,080	114,516
Other expenses	101,278	88,531
Net transfer from separate accounts	3,168	(5,286)

TOTAL BENEFITS AND EXPENSES	1,266,057	1,120,718

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(37,519)	(10,343)

Federal income tax expense	2,136	10,281

LOSS FROM OPERATIONS	(39,655)	(20,624)

Net realized capital gains/(losses), net of tax	29,548	(1,620)

NET LOSS	$(10,107)	$(22,244)

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ In Thousands)

Statements of Changes in Capital and Surplus

For the Years Ended December 31,	2021	2020

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	439,662	409,662
Capital Contribution from Parent	30,000	30,000

End of year	469,662	439,662

ACCUMULATED SURPLUS
Beginning of year	229,213	213,124
Net loss	(10,107)	(22,244)
Change in:
Nonadmitted assets	1,958	(1,320)
Asset valuation reserve	(78,489)	(18,284)
Net deferred income tax	7,427	18,068
Net unrealized capital gains, net of tax	46,832	39,869

End of year	196,834	229,213

TOTAL CAPITAL AND SURPLUS	$668,996	$671,375

The accompanying notes are an integral part of these financial statements.

2021 Statutory Financial Statements	Page 3

($ In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2021	2020

OPERATIONS
Premium and annuity considerations	$835,194	$788,899
Net investment income	392,309	344,758
Other revenue	49,255	48,128

CASH PROVIDED BY OPERATIONS	1,276,758	1,181,785

Benefits paid	245,617	221,055
Commissions, operating expenses and other	296,213	268,755
Net transfers from separate accounts	3,322	(5,257)
Taxes paid on operating income and realized investment losses	9,609	4,953

CASH USED IN OPERATIONS	554,761	489,506

NET CASH PROVIDED BY OPERATIONS	721,997	692,279

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	906,327	949,521
Stocks	35,994	35,554
Other invested assets	16,846	24,930
Derivatives	311,291	187,061
Miscellaneous proceeds	—	8,450

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,270,458	1,205,516

Cost of investments acquired:
Bonds	1,978,511	1,739,486
Stocks	24,188	54,148
Other invested assets	45,980	46,908
Derivatives	167,494	155,070
Miscellaneous applications	1,266	15,000

TOTAL COST OF INVESTMENTS ACQUIRED	2,217,439	2,010,612

Net (increase) in policy loans	14,629	(13,103)

NET CASH USED IN INVESTMENT ACTIVITIES	(932,352)	(818,199)

FINANCING AND MISCELLANEOUS
Net withdrawals/(deposits)/withdrawals on deposit-type funds	1,985	380
Capital and paid in surplus	30,000	30,000
Other cash provided, net	120,734	107,243

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	152,719	137,623

NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS	(57,636)	11,703

Cash and short-term investments:
Beginning of year	226,007	214,304

End of year	$168,371	$226,007

…continued -

Page 4	The Penn Insurance and Annuity Company

($ In Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2021	2020

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Capitalized Interest	—	$306
Premium Paid by Benefit	$1,180	$407
Premium Paid by Waiver	$686	$628
Non-Cash Acquisitions	$15,197	$66,255
Other	$442	$442

The accompanying notes are an integral part of these financial statements.

2021 Statutory Financial Statements	Page 5

($ In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), variable universal life (“VUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, which consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Pursuant to the licensing order from the Delaware Department of Insurance (Captive Bureau), PIAre I recorded as a prescribed practice from inception through September 30, 2019, the LLC Note as an admitted asset and a form of surplus. This accounting practice differs from the NAIC statutory accounting practices and procedures.

Effective October 1, 2019, PIAre I received a permitted practice from the Delaware Department of Insurance (Captive Bureau). The “look-through” provisions of Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, allow the Company to include the value of the LLC Note and related form of surplus reflected in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

In accordance with the permitted practice, the Company recorded $107,305 and $107,152 as of December 31, 2021 and 2020, respectively, in Common stock-affiliated, with a corresponding $107,305 and $107,152 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2021 and 2020. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2021 or 2020, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;

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($ In Thousands)

(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investments in Independence Square Properties, LLC (“ISP”) and PIAre I, to the extent of the audited surplus/equity, are admitted assets. GAAP would consolidate these entities;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, records the change in fair value through realized capital gains/losses;
(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(o)	changes in the value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/losses;
(p)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(q)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;
(r)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

◇	Carrying value of certain invested assets
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

2021 Statutory Financial Statements	Page 7

($ In Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  Common Stock of the Company’s insurance affiliate, PIAre I, is carried at its underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Policy Loans  Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into equity options in the form of call spreads that qualify for hedge accounting. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 IUL policies.

Page 8	The Penn Insurance and Annuity Company

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The Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. The Company has not designated these as hedging instruments.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, that generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, Penn Mutual Asset Management Multi -Series Funds Series A and Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) and receivables for unsettled investment transactions.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities  OTTI The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets  OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI  The Company’s evaluation for OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS  Other assets primarily consists of amounts receivable from the Company’s affiliates relating to reinsurance and other intercompany service agreements.

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for

2021 Statutory Financial Statements	Page 9

($ In Thousands)

loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, the IMR in a

Page 10	The Penn Insurance and Annuity Company

($ In Thousands)

net asset position, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the Commissioners’ Reserve Valuation Method (“CRVM”) method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.00% to 3.75%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 1.00% to 7.75%.

The Company also has deferred variable annuity contracts and establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $405 and $654 as of December 31, 2021 and December 31, 2020, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

2021 Statutory Financial Statements	Page 11

($ In Thousands)

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS  Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING  Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2021, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES  Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

Page 12	The Penn Insurance and Annuity Company

($ In Thousands)

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in Borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $50,000. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $400,000.

NEW ACCOUNTING STANDARDS

Effective by December 31, 2022, guidance is updated to provide optional guidance for a limited period of time to ease the potential burden of reference rate reform on financial reporting. The amendments provide optional expedients and exception for contracts, hedging relationships and other transactions impacted by reference rate reform. The amendments are effective for contract modifications made between March 12, 2020 and December 31, 2022. This standard may be elected and applied prospectively as reference rate reform unfolds.

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Effective January 1, 2020, the Company adopted VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The new regulation had no impact on the Company’s financial results.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

2021 Statutory Financial Statements	Page 13

($ In Thousands)

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

		Gross Unrealized Capital
	Admitted Value	Gains	Losses	Estimated Fair Value

December 31, 2021
US Governments	$72,699	$340	$1,755	$71,284
Other Governments	6,993	828	—	7,821
States, Territories and Possessions	36,039	9,157	—	45,196
Political Subdivisions	164,651	15,411	360	179,702
Special Revenue	598,831	69,275	1,893	666,213
Industrial and Miscellaneous	2,944,832	362,230	10,657	3,296,405
Residential Mortgage-backed Securities	369,459	3,660	1,512	371,607
Commercial Mortgage-backed Securities	917,758	37,055	6,603	948,210
Asset-backed Securities	945,327	21,850	7,259	959,918
Hybrid Securities	137,801	11,094	551	148,344
SVO Identified Funds	5,677	—	—	5,677

Total Bonds	6,200,067	530,900	30,590	6,700,377
Preferred Stock	62,437	829	13	63,253

Total Bonds and Preferred Stock	$6,262,504	$531,729	$30,603	$6,763,630

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $76,763 and $79,564, respectively, of subprime mortgages.

		Gross Unrealized Capital
	Admitted Value	Gains	Losses	Estimated Fair Value

December 31, 2020
US Governments	$61,753	$932	$1,081	$61,604
Other Governments	6,991	1,153	—	8,144
States, Territories and Possessions	36,158	11,355	—	47,513
Political Subdivisions	125,371	17,125	$—	142,496
Special Revenue	475,809	78,982	159	554,632
Industrial and Miscellaneous	2,406,887	449,048	2,857	2,853,078
Residential Mortgage-backed Securities	428,702	10,207	314	438,595
Commercial Mortgage-backed Securities	832,804	36,885	10,955	858,734
Asset-backed Securities	674,970	25,814	11,670	689,114
Hybrid Securities	147,302	11,727	1,763	157,266
SVO Identified Funds	10,732	—	—	10,732

Total Bonds	5,207,479	643,228	28,799	5,821,908
Preferred Stock	54,928	4,133	71	58,990

Total Bonds and Preferred Stock	$5,262,407	$647,361	$28,870	$5,880,898

Page 14	The Penn Insurance and Annuity Company

($ In Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2021	2020

Debt securities — Available for sale	Reinsurance agreements	529,382	476,533
Debt securities — Available for sale	State deposit	1,607	1,300
Equity securities — Common stock unaffiliated	FHLB Stock	1,081	846
Equity securities — Common stock unaffiliated	Reinsurance agreements	678	2,611
Cash	Collateral — Derivatives	235,938	216,859
Cash	State deposit	2,936	2,936

Total Restricted Assets		$771,622	$701,086

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2021 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value

Due in one year or less	$35,540	$36,825
Due after one year through five years	258,100	271,442
Due after five years through ten years	490,076	536,208
Due after ten years	3,146,703	3,576,167
Residential Mortgage-backed Securities(1)	383,128	371,608
Commercial Mortgage-backed Securities(1)	941,193	948,209
Asset-backed Securities(1)	945,327	959,918

Total Bonds	6,200,067	6,700,377
Preferred Stock	62,437	63,253

TOTAL BONDS AND PREFERRED STOCK	$6,262,504	$6,763,630

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $56,879 primarily in asset-backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.2 years.

At December 31, 2021, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $386,560, representing 6% of the total debt securities portfolio.

2021 Statutory Financial Statements	Page 15

($ In Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

As of December 31,	2021	2020

Balance, beginning of period	$744	$1,746
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(60)	(1,002)
Credit loss impairment recognized in the current period on securities not previously impaired	—	—

Balance, end of period	$684	$744

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2021 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

December 31, 2021
US Governments	$44,741	$826	$86,797	$929	$131,538	$1,755	17
Political Subdivisions	15,541	269	5,527	91	21,068	360	250
Special Revenue	119,172	1,893	—	—	119,172	1,893	191
Industrial and Miscellaneous	320,436	6,024	98,849	4,633	419,285	10,657	1,144
Residential Mortgage-backed Securities	194,648	1,512	—	—	194,648	1,512	91
Commercial Mortgage-backed Securities	199,184	2,748	48,913	3,855	248,097	6,603	298
Asset-backed Securities	527,667	4,035	67,550	3,224	595,217	7,259	222
Hybrid Securities	9,190	551	—	—	9,190	551	59

Total Bonds	1,430,579	17,858	307,636	12,732	1,738,215	30,590	2,272
Preferred Stock	6,367	13	—	—	6,367	13	22

Total Bonds and Preferred Stock	$1,436,946	$17,871	$307,636	$12,732	$1,744,582	$30,603	2,294

Page 16	The Penn Insurance and Annuity Company

($ In Thousands)

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

December 31, 2020
US Governments	$21,000	$480	$62,702	$601	$83,702	$1,081	18
Special Revenue	22,362	159	—	—	22,362	159	155
Industrial and Miscellaneous	75,447	2,328	5,531	529	80,978	2,857	977
Residential Mortgage-backed Securities	24,050	226	988	88	25,038	314	95
Commercial Mortgage-backed Securities	219,530	8,661	31,088	2,294	250,618	10,955	258
Asset-backed Securities	196,824	9,539	98,739	2,131	295,563	11,670	177
Hybrid Securities	20,459	723	12,006	1,040	32,465	1,763	59

Total Bonds	579,672	22,116	211,054	6,683	790,726	28,799	1,739
Preferred Stock	2,498	2	1,931	69	4,429	71	20

Total Bonds and Preferred Stock	$582,170	$22,118	$212,985	$6,752	$795,155	$28,870	1,759

Included in the December 31, 2021 and 2020 amounts above is the interest portion of other-than-temporary impairments on securities of $407 and $0, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2021	$37,626	$787	$3,691	$34,722
December 31, 2020	45,950	17	10,486	35,481

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2021	$19,642	$3,658	$4,923	$33	$24,565	$3,691
December 31, 2020	16,509	3,731	16,762	6,755	33,271	10,486

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 29 individual securities. As of December 31, 2021, there were 8 unaffiliated common stock securities that were priced below 80% of the security’s cost. These securities totaling $2,932 have been impaired.

Federal Home Loan Bank  The Company’s investment in FHLB-PGH Class B Membership Capital Stock as of December 31, 2021 and December 31, 2020 was $1,081 and $846, respectively. The Company also invested $0 and $0

2021 Statutory Financial Statements	Page 17

($ In Thousands)

in FHLB-PGH Activity Stock as of December 31, 2021 and December 31, 2020, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $830,503 and $712,283 as of December 31, 2021 and December 31, 2020, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH and the maximum amount of collateral pledged as of:

	December 31, 2021	Maximum during 2021	December 31, 2020	Maximum during 2020

Carrying value	$—	$64,675	$—	$478,772
Fair value	—	73,456	—	526,582

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2021 and December 31, 2020 was $24 and $1,412, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2021 and December 31, 2020.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2021, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $65 and $1,541 for the years ended December 31, 2021 and December 31, 2020, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $109,099 and $114,268 for the years ended December 31, 2021 and December 31, 2020.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2021 and December 31, 2020 associated with liquidations of the company’s interest in alternative assets.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2021 and 2020 were as follows:

December 31,	2021	2020

LIHTC	$8,001	$3,587
Receivable for securities	77	3,086
Notes receivable — JMS	40,000	40,000
Other invested assets, affiliated	64,513	63,131

Total other invested assets	$112,591	$109,804

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, and PMAM’s Private Funds/ PMUBX.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2021 and 2020. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2021 or 2020.

Commitments of $5,413 and $9 for the years ended December 31, 2021 and December 31, 2020, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions

Page 18	The Penn Insurance and Annuity Company

($ In Thousands)

associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 3 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2021	2020

Bonds and preferred stock	$238,296	$220,714
Common Stock — unaffiliated	2,264	3,796
Policy loans	29,358	29,710
Cash and short term investments	47	1,166
Alternative assets	58,930	23,728
Derivatives	5,963	1,379
Other invested assets	5,828	4,225
IMR amortization	(72)	503

Gross investment income	340,614	285,221

Less: Investment expenses	6,512	6,278

Net investment income	$334,102	$278,943

There was no nonadmitted accrued investment income at December 31, 2021 and December 31, 2020.

Included in the table above (Bonds and preferred stocks) is $7,177 of investment income attributable to securities disposed of as a result of a callable feature, spread over 21 securities in 2021.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2021			2020
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$297,270	$2,574	$7,577	$503,958	$43,765	$21,277
Preferred stock	4,993	—	7	4,000	—	34
Common stock-unaffiliated	24,220	337	4,224	13,303	86	3,346

As of December 31, 2021, there were no preferred stock impairments.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

December 31,	2021	2020

Realized capital gains	$27,188	$9,055
Less amount transferred to IMR	(2,945)	8,771
Less Taxes:
Transferred to IMR	617	(1,842)
Capital gains	(32)	3,746

Net Realized Capital Gains/(Losses)	$29,548	$(1,620)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

2021 Statutory Financial Statements	Page 19

($ In Thousands)

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2021 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $63,914 and $53,424 at December 31, 2021 and December 31, 2020, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2021	2020

Premiums, considerations and deposits for the year ended December 31	$8,873	$350
Reserves at December 31, at market value	63,730	53,395
Subject to discretionary withdrawal at market value	$63,730	$53,395

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

Years Ended December 31,	2021	2020

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$8,873	$350
Transfers from separate accounts	(5,705)	(5,636)

Transfers as reported in the Statements of Operations	$3,168	$(5,286)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2021	2020

Individual Annuity	$55,154	$53,424
Single Life Variable Universal Life	8,760	—

Total	$63,914	$53,424

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2021 and December 31, 2020.

For the years ended December 31, 2021 and December 31, 2020, the general account of the Company has paid $4 and $1, respectively, and $377 cumulatively over the last five years towards separate account guarantees.

Page 20	The Penn Insurance and Annuity Company

($ In Thousands)

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,	2021
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	$4,490,812	$578,939	$(347,470)	$284,951	$(133,162)

Total designated and qualifying as hedges	$4,490,812	$578,939	$(347,470)	$284,951	$(133,162)

2021 Statutory Financial Statements	Page 21

($ In Thousands)

December 31,	2020
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	$3,291,114	$554,832	$(370,320)	$240,270	$(123,621)

Total designated and qualifying as hedges	$3,291,114	$554,832	$(370,320)	$240,270	$(123,621)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,	2021			2020
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Equity options	$679,394	$138,311	$(95,636)	$1,163,957	$223,959	$(157,272)
Interest rate swaps	5,760,900	154,408	(174,453)	4,672,100	65,583	(43,676)

Total not designated and not qualifying as hedges	$6,440,294	$292,719	$(270,089)	$5,836,057	$289,542	$(200,948)

The impact of derivatives instruments reported on the Statements of Operations for the years ended December 31, 2021 and 2020, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2021	2020
	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$125,796	$69,804

Total qualifying hedges	$125,796	$69,804

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2021	2020
	Net Investment Gains/ (Losses)	Net Investment Gains/ (Losses)

Equity options	$34,763	$7,029
Interest rate swaps	554	(15,916)

Total nonqualifying hedges	$35,317	$(8,887)

Page 22	The Penn Insurance and Annuity Company

($ In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2021	2020

Equity options	$(6,188)	$6,659
Interest rate swaps	(41,952)	21,907

Total	$(48,140)	$28,566

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2021 and 2020, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2021 and 2020, the Company has received net collateral of $235,938 and $216,860, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

2021 Statutory Financial Statements	Page 23

($ In Thousands)

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2021, there were 2 debt securities carried at a fair value of $2,392 that was valued in this manner. As of December 31, 2020, there were 1 debt security carried at a fair value of $1,732 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

Page 24	The Penn Insurance and Annuity Company

($ In Thousands)

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2021	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	$5,676	$538	$—	$6,214
Preferred stock	36,019	—	—	36,019
Common stock — unaffiliated	33,641	—	1,081	34,722
Derivatives	—	292,718	—	292,718
Separate account assets(1)	63,914	—	—	63,914

Total assets	$139,250	$293,256	$1,081	$433,587

Derivatives	—	(270,089)	—	(270,089)

Total liabilities	$—	$(270,089)	$—	$(270,089)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Common stock — unaffiliated	34,635	—	846	35,481
Derivatives	—	289,542	—	289,542
Separate account assets(1)	53,424	—	—	53,424

Total assets	88,059	289,542	846	378,447

Derivatives	—	(200,948)	—	(200,948)

Total liabilities	—	(200,948)	—	(200,948)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

2021 Statutory Financial Statements	Page 25

($ In Thousands)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2021. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to increase in fair value for the year ended December 31, 2020.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2021 and December 31, 2020 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2021		2020
	Unaffiliated Common Stock	Total	Unaffiliated Common Stock	Total

Balance January 1	$846	$846	$823	$823
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—
Surplus	—	—	—	—
Amortization/Accretion	—	—	—	—
Purchases/(Sales):
Purchases	235	235	17,623	17,623
(Sales)	—	—	(17,600)	(17,600)

Balance December 31	$1,081	$1,081	$846	$846

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2021:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or /weighted avg.

Assets:
Investments
Common stock, unaffiliated	$1,081	Set by issuer — FHLB-PGH	(1)	Not available	N/A

Total investments	$1,081

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 26	The Penn Insurance and Annuity Company

($ In Thousands)

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$6,700,377	$6,200,067	$24,141	$6,616,843	$59,393
Preferred stock	63,253	62,437	63,253	—	—
Common stock — unaffiliated	34,722	34,722	33,641	—	1,081
Cash, Cash Equivalents and short-term investments	168,371	168,371	168,371	—	—
Derivatives	871,659	577,670	—	871,659	—
Separate account assets	63,914	63,914	63,914	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$221,641	$222,778	$—	$—	$221,641
Derivatives	617,559	403,251	—	617,559	—
Separate account liabilities	63,914	63,914	63,914	—	—

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$5,821,908	$5,207,479	$28,914	$5,792,994	$—
Preferred stock	58,990	54,928	58,990	—	—
Common stock — unaffiliated	35,481	35,481	34,635	—	846
Cash and short-term investments	226,007	226,007	226,007	—	—
Derivatives	844,375	529,812	—	844,375	—
Separate account assets	53,424	53,424	53,424	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$201,803	$202,908	$—	$—	$201,803
Derivatives	571,268	324,569	—	571,268	—
Separate account liabilities	53,424	53,424	53,424	—	—

During 2021, there were no securities with transfers from Level 3 to to Level 2.

2021 Statutory Financial Statements	Page 27

($ In Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$477,413	$477,337	$483,174	$—	$—	—
Universal Life with Secondary
Guarantees	998,564	774,679	1,916,025	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	5,365,733	5,064,441	5,800,544	—	—	—
Variable Universal Life	309	19	247	8,897	8,603	8,603
Miscellaneous Reserves	—	—	89,094	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	14	—	—	—
Disability — Active Lives	—	—	301	—	—	—
Disability — Disabled Lives	—	—	3,090	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	6,842,019	6,316,476	8,292,489	8,897	8,603	8,603
Less: Reinsurance ceded	1,053,456	895,184	2,297,619	—	—	—

Net	$5,788,563	$5,421,292	$5,994,870	$8,897	$8,603	$8,603

Life reserves of $44,698 with a surrender charge of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

	General Account
December 31, 2020	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$593,249	$593,149	$603,129
Universal Life with Secondary Guarantees	871,037	679,777	1,690,766
Indexed Universal Life	3,912,089	3,681,792	3,789,666
Indexed Universal Life with Secondary Guarantees	658,835	617,116	1,164,805
Miscellaneous Reserves	—	—	48,740
Variable Universal Life

Not Subject to Discretionary
Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	14
Disability — Active Lives	—	—	288
Disability — Disabled Lives	—	—	3,197
Miscellaneous Reserves	—	—	—

Total	6,035,210	5,571,834	7,300,605
Less: Reinsurance ceded	1,011,394	857,415	2,158,065

Net	$5,023,816	$4,714,419	$5,142,540

During the year ended December 31, 2020 there were no separate account life reserves.

Page 28	The Penn Insurance and Annuity Company

($ In Thousands)

Note 8.  RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

December 31, 2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	159,425	—	159,425	57%
At market value	—	55,127	55,127	20%

Subtotal	159,425	55,127	214,552	77%

At book value — without adjustment	43,107	—	43,107	15%
Not subject to discretionary withdrawal	20,525	—	20,525	7%

Total annuity reserves and deposit liabilities, gross	223,057	55,127	278,184	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$223,057	$55,127	$278,184	100%

Annuity and deposit-type contract reserves of $9,711 with surrender charges of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

December 31, 2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	140,741	—	140,741	55%
At market value	—	53,395	53,395	21%

Subtotal	140,741	53,395	194,135	76%

At book value — without adjustment	39,069	—	39,069	15%
Not subject to discretionary withdrawal	23,393	—	23,393	9%

Total annuity reserves and deposit liabilities, gross	203,203	53,395	256,598	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$203,203	$53,395	$256,598	100%

2021 Statutory Financial Statements	Page 29

($ In Thousands)

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2021	2020

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$279	$295
Policyholders’ reserves — individual annuities	211,909	194,024
Liabilities for deposit-type contracts	10,869	8,884
VM-21 reserves	—	—

Subtotal	$223,057	$203,203

Separate Account Annual Statement:
Annuities	$55,127	$53,395

Subtotal	55,127	53,395

TOTAL RESERVES	$278,184	$256,598

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2021	2020

Account value	$55,154	$53,424
Net amount at risk	1,990	2,583

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	462	$96,455	$90,981
GMWB w/ inflation	48	8,171	7,763

Total	510	$104,626	$98,744

Page 30	The Penn Insurance and Annuity Company

($ In Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	437	$88,880	$83,209
GMWB w/ inflation	50	8,312	7,793

Total	487	$97,192	$91,002

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual — 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $55,126 and $53,393 as of December 31, 2021 and December 31, 2020, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $176,651 and $156,226, as of December 31, 2021 and December 31, 2020, respectively.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2021 and 2020.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

2021 Statutory Financial Statements	Page 31

($ In Thousands)

The components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows as of December 31:

Description	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTAs	$143,094	$3,192	$146,286	$135,515	$1,566	$137,081

Adjusted gross DTAs	143,094	3,192	146,286	135,515	1,566	137,081
Adjusted gross DTAs nonadmitted	(32,867)	—	(32,867)	(35,428)	—	(35,428)

Subtotal admitted adjusted DTA	110,227	3,192	113,419	100,087	1,566	101,653
Gross DTL	(5,500)	(41,128)	(46,628)	(6,875)	(25,587)	(32,462)

Net admitted DTA/(DTL)	$104,727	$(37,936)	$66,791	$93,212	$(24,021)	$69,191

The changes in components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows:

Description	Changes during 2021
	Ordinary	Capital	Total

Gross DTAs	$7,579	$1,626	$9,205

Adjusted gross DTAs	7,579	1,626	9,205
Adjusted gross DTAs nonadmitted	2,561	—	2,561

Subtotal admitted adjusted DTA	10,140	1,626	11,766
Gross DTA/(DTL)	1,375	(15,541)	(14,166)

Net admitted DTA/(DTL)	$11,515	$(13,915)	$(2,400)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$63,599	$3,192	$66,791	$67,625	$1,566	$69,191
1. Adjusted gross DTA expected to be realized	63,599	3,192	66,791	67,625	1,566	69,191
2. Adjusted gross DTA allowed per limitation threshold	—	—	90,331	—	—	90,328
Adjusted gross DTA offset by existing DTLs	46,628	—	46,628	32,462	—	32,462

Total admitted DTA realized within 3 years	$110,227	$3,192	$113,419	$100,087	$1,566	$101,653

Page 32	The Penn Insurance and Annuity Company

($ In Thousands)

Description	Changes during 2020
	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(4,026)	$1,626	$(2,400)
1. Adjusted gross DTA expected to be realized	(4,026)	1,626	(2,400)
2. Adjusted gross DTA allowed per limitation threshold	—	—	3
Adjusted gross DTA offset by existing DTLs	14,166	—	14,166

Total admitted DTA realized within 3 years	$10,140	$1,626	$11,766

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	404.3%	454%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$762,122	$683,419

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs	76%	100%	77%	87%	100%	87%	(11)%	—%	(10)%
Net admitted DTAs	77%	100%	79%	88%	100%	88%	(11)%	—%	(9)%

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2021 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2021	2020

Current federal income tax expense/(benefit)	$2,136	$10,281
Income tax effect on realized capital gains/(losses)	(32)	3,746

Federal and foreign income taxes incurred	$2,104	$14,027

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

2021 Statutory Financial Statements	Page 33

($ In Thousands)

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2021	2020	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$36,723	$27,355	$9,368
DAC	59,678	52,371	7,307
Investments — ordinary	17,083	16,467	616
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	129	3	126
LIHTC	11,195	21,035	(9,840)
Other — ordinary	14	12	2

Subtotal — gross ordinary DTAs	143,094	135,515	7,579
Nonadmitted ordinary DTAs	(32,867)	(35,428)	2,561

Admitted ordinary DTAs	110,227	100,087	10,140
Capital:
OTTI on investments	3,192	1,566	1,626

Capital gross DTAs	3,192	1,566	1,626
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	3,192	1,566	1,626

Admitted DTAs	113,419	101,653	11,766

DTLs resulting in book/tax differences in:
Ordinary:
Future policy benefits — 8 year spread	(5,500)	(6,875)	1,375

Ordinary DTLs	(5,500)	(6,875)	1,375

Capital:
Alternative asset investments	(8,424)	(5,271)	(3,153)
Net unrealized investment gains	(32,704)	(20,316)	(12,388)

Capital DTLs	(41,128)	(25,587)	(15,541)

DTLs	(46,628)	(32,462)	(14,166)

Net deferred tax asset	$66,791	$69,191	$(2,400)

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2021	2020	Change

Total deferred tax assets	$146,286	$137,081	$9,205
Total deferred tax liabilities	(46,628)	(32,462)	(14,166)

Net deferred tax asset/liabilities	99,658	104,619	(4,961)

Net deferred tax asset/liability after SVA	$99,658	$104,618

Tax effect on unrealized (gains)/losses			12,388

Change in net deferred income taxes			$7,427

Page 34	The Penn Insurance and Annuity Company

($ In Thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2021 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(10,329)	$(2,169)	21.00%
Dividends received deduction	(2,056)	(432)	4.18%
Separate Account DRD	(120)	(25)	0.24%
Income from affiliates	(3,566)	(749)	7.25%
2020 tax return true-up	425	89	-0.86%
IMR amortization	72	15	-0.15%
LIHTC	—	(1,926)	18.65%
Other	(601)	(125)	1.22%

Total	$(16,175)	$(5,322)	51.53%

Federal income tax expense incurred		2,136	-20.68%
FIT expense/(benefit) on Realized Capital		586	-5.67%
FIT in IMR Gains/Losses		(617)	5.98%
Change in net deferred income taxes		(7,427)	71.90%

Total statutory taxes		$(5,322)	51.53%

With the filing of the 2020 tax return, the Company does not have any net operating loss carryforwards remaining. In addition, the Company has $11,194 LIHTC available of as of December 31, 2021 that will begin to expire in 2034.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis. There was no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net losses.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

For the year ended December 31, 2021, PIAre I had a taxable net loss of $18,147 generating an amount payable from PIA to PIAre I of $3,811.

For the year ended December 31, 2020, PIAre I had a taxable net loss of $28,926 generating an amount payable from PIA to PIAre I of $6,051, which was paid in 2021.

Tax years 2018 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2021 and December 31, 2020, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

2021 Statutory Financial Statements	Page 35

($ In Thousands)

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2021
Premium and annuity considerations	$734,859	$194,533	$83,982	$845,410
Reserves and funds for payment of future insurance and annuity benefits	5,300,135	3,215,412	2,297,619	6,217,928

December 31, 2020
Premium and annuity considerations	$663,259	$208,425	$86,207	$785,477
Reserves and funds for payment of future insurance and annuity benefits	4,539,667	2,964,141	2,158,065	5,345,743

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2021		2020
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance funds withheld	PML	$36,080	$1,447,171	$36,560	$1,370,240
Coinsurance funds withheld	PIAre I	(46,535)	(2,292,158)	(50,417)	(2,153,832)
Coinsurance — Inforce	PML	42,332	545,308	46,680	485,990
Coinsurance	PML	100,613	1,215,179	112,295	1,101,466
YRT — Index credits	PIAre I	15,508	7,754	12,890	6,445
YRT — Over retention	PML	(3,726)	(452)	(3,284)	(384)

Total		$144,272	$922,802	$154,724	$809,925

Coinsurance funds withheld  Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. Effective December 31, 2014, the Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Coinsurance — Inforce  Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance  The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index credits  Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT — Over retention  The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Page 36	The Penn Insurance and Annuity Company

($ In Thousands)

Note 11.  RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,650 and $3,660 in interest income on this note for the years ended December 31, 2021 and December 31, 2020, respectively. At December 31, 2021 and December 31, 2020, the Company had an outstanding principal receivable from JMS of $40,000 and outstanding interest receivables of $920 and $920, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

The Company’s unconsolidated subsidiaries had combined assets of $2,421,296 and 2,486,902 and combined liabilities of $2,313,991 and 2,371,211 as of December 31, 2021 and 2020, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $4,831 and $4,301 and other intangible assets of $266 and $267 at December 31, 2021 and 2020, respectively.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2021 and December 31, 2020, the total expenses incurred under this agreement were $59,985 and $57,178, respectively. The amount due was $13,760 and $17,274 at December 31, 2021 and December 31, 2020, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2021 and December 31, 2020, the total expenses incurred under these agreements were $6,370 and $5,394, respectively. The amount due was $553 and $477 at December 31, 2021 and December 31, 2020, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2021 and December 31, 2020 were $425 and $0, respectively.

Note 12.  COMMITMENTS AND CONTINGENCIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business that seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2021 and December 31, 2020 was $60 and $60. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2021 the Company had outstanding commitments totaling $114,268 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $741,339 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2021 and December 31, 2020 were $2,407 and $2,241, respectively, which are included in Other expenses in the Statements of Operations.

2021 Statutory Financial Statements	Page 37

($ In Thousands)

DIVIDEND RESTRICTIONS  The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2021 statutory results, the Company could pay $66,900 in dividends in 2022 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement. In 2021 and 2020, the Company paid no dividends to Penn Mutual.

Note 13.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date of February 23, 2022 and has determined that there were no other significant events requiring disclosure in the financial statements.

Page 38	The Penn Insurance and Annuity Company

THE PENN MUTUAL LIFE INSURANCE COMPANY About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2022 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual. T4471-PIA 01/22

Report of Independent Auditors

To the Board of Directors of

The Penn Insurance and Annuity Company

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (a wholly-owned subsidiary of The Penn Mutual Life Insurance Company) (the “Company”) which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

February 20, 2020

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2019	2018

ADMITTED ASSETS
Bonds	$4,464,451	$3,921,740
Preferred Stock	46,890	42,954
Common stock — affiliated	104,050	—
Common stock — unaffiliated	27,459	27,382
Policy loans	568,740	536,577
Cash and short-term investments	214,304	76,344
Alternative assets	214,332	182,647
Derivatives	241,942	93,577
Other invested assets	128,545	123,815

TOTAL INVESTMENTS	6,010,713	5,005,036

Investment income due and accrued	70,229	64,213
Deferred tax asset	62,184	50,226
Amounts recoverable from reinsurers	70,441	66,022
Funds held by reinsured company	882,649	824,786
Federal income taxes recoverable	4,534	27,393
Other assets	22,080	23,877
Separate account assets	50,651	48,539

TOTAL ASSETS	$7,173,481	$6,110,091

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$4,587,645	$4,118,822
Policy claims in process	14,514	7,833
Asset valuation reserve	60,952	47,912
Interest maintenance reserve	23,748	10,910
Funds held under coinsurance	1,341,864	1,246,934
Other liabilities	374,630	156,555
Derivatives	94,191	—
Separate account liabilities	50,651	48,539

TOTAL LIABILITIES	6,548,195	5,637,505

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	409,662	379,662
Accumulated surplus	213,124	90,424

TOTAL CAPITAL AND SURPLUS	625,286	472,586

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$7,173,481	$6,110,091

The accompanying notes are an integral part of these financial statements.

2019 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

For the Years Ended December 31,	2019	2018

REVENUES
Premium and annuity considerations	$768,995	$760,415
Net investment income	269,432	227,757
Other revenue	50,827	46,873

TOTAL REVENUE	1,089,254	1,035,045

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	155,773	73,847
Increase in reserves and funds for payment of future insurance and annuity benefits	642,823	673,780
Commissions	74,198	85,970
Operating expenses	94,695	104,067
Other expenses	84,344	84,513
Net transfer from separate accounts	(8,433)	(5,618)

TOTAL BENEFITS AND EXPENSES	1,043,400	1,016,559

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	45,854	18,486

Federal income tax expense/(benefit)	41,481	(17,547)

GAIN FROM OPERATIONS	4,373	36,033

Net realized capital (losses)/gains, net of tax	(26,278)	4,158

NET (LOSS)/GAIN	$(21,905)	$40,191

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

For the Years Ended December 31,	2019	2018

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	379,662	349,662
Capital Contribution	30,000	30,000

End of year	409,662	379,662

ACCUMULATED SURPLUS
Beginning of year	90,424	79,385
Opening surplus adjustment	—	(2,273)
Net (loss)/gain	(21,905)	40,191
Change in:
Nonadmitted assets	85,693	6,566
Asset valuation reserve	(13,040)	(10,944)
Net deferred income tax	40,936	(19,791)
Net unrealized capital gains/(losses), net of tax	31,016	(2,710)

End of year	213,124	90,424

TOTAL CAPITAL AND SURPLUS	$625,286	$472,586

The accompanying notes are an integral part of these financial statements.

2019 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2019	2018

OPERATIONS
Premium and annuity considerations	$782,198	$772,015
Net investment income	315,959	260,295
Other revenue	37,725	34,357

CASH PROVIDED BY OPERATIONS	1,135,882	1,066,667

Benefits paid	227,248	142,042
Commissions, operating expenses and other	45,984	391,176
Net transfers from separate accounts	(8,433)	(5,618)
Taxes paid/(refunded) on operating income and realized investment losses	21,410	64,706

CASH USED IN OPERATIONS	286,209	592,306

NET CASH PROVIDED BY OPERATIONS	849,673	474,361

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	665,082	498,822
Stocks	69,757	54,777
Other invested assets	45,859	6,645
Derivatives	—	73,299

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	780,698	633,543

Cost of investments acquired:
Bonds	1,249,482	1,230,836
Stocks	69,900	48,582
Other invested assets	53,879	99,319
Derivatives	14,502	367

TOTAL COST OF INVESTMENTS ACQUIRED	1,387,763	1,379,104

Net (increase) in policy loans	(32,124)	(31,730)

NET CASH USED IN INVESTMENT ACTIVITIES	(639,189)	(777,291)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type funds	(174,083)	174,056
Capital and paid in surplus	30,000	30,000
Other cash provided, net	71,560	75,572

NET CASH (USED IN)/PROVIDED BY FINANCING AND MISCELLANEOUS	(72,523)	279,628

NET INCREASE/(DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	137,960	(23,302)

Cash and short-term investments:
Beginning of year	76,344	99,646

End of year	$214,304	$76,344

…continued -

Page 4	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2019	2018

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Capitalized Interest	$1,206	$1,501
Premium Paid by Benefit	$632	$837
Premium Paid by Waiver	$575	$2,048
Stock Distributions	$(1,511)	$(2,064)

The accompanying notes are an integral part of these financial statements.

2019 Statutory Financial Statements	Page 5

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life, fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, that consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of current assumption universal life insurance and deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Pursuant to the licensing order from the Delaware Department of Insurance (Captive Bureau), PIAre I recorded as a prescribed practice from inception through September 30, 2019, the LLC Note as an admitted asset and a form of surplus. This accounting practice differs from the NAIC statutory accounting practices and procedures.

Effective October 1, 2019, PIAre I received a permitted practice from the Delaware Department of Insurance (Captive Bureau). The “look-through” provisions of Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, allow the Company to include the value of the LLC Note and related form of surplus reflected in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

As a result of the permitted practice, the Company has recorded $104,050 in Common stock-affiliated, with a corresponding $104,050 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;

Page 6	The Penn Insurance and Annuity Company

($ in Thousands)

(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investments in Independence Square Properties, LLC (“ISP”), Dresher Run I, LLC (“Dresher Run”) and, for 2019, PIAre I, to the extent of the audited surplus/equity, are admitted assets. The Company’s investment in PIAre I is a nonadmitted asset for 2018. GAAP would consolidate these entities;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, beginning in 2019, records the change in fair value through realized capital gains/losses;
(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(o)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;
(p)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

◇	Carrying value of certain invested assets
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated

2019 Statutory Financial Statements	Page 7

($ in Thousands)

cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliate, PIAre I is carried at its underlying audited statutory surplus for 2019 and is fully nonadmitted for 2018 on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date.    Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). In 2018, Derivatives are reported on a net basis as admitted assets. In 2019, Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported in Other liabilities.

The Company has entered into equity options in the form of call spreads that qualify for hedge accounting. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) policies.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Page 8	The Penn Insurance and Annuity Company

($ in Thousands)

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, Dresher Run, Penn Mutual Asset Management Multi -Series Funds Series B and Penn Mutual AM Strategic Investment Fund (collectively “PMAM’s Private Funds/PMUBX”) and receivables for unsettled investment transactions.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS  Other assets primarily consists of amounts receivable from the Company’s affiliates relating to reinsurance and other intercompany service agreements.

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

2019 Statutory Financial Statements	Page 9

($ in Thousands)

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains and losses on the assets, The investment income and realized capital gains or losses from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, the IMR in a net asset position, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the CRVM method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

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($ in Thousands)

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the CARVM method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.50% to 3.75%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 2.25% to 8.25%.

The Company also has deferred variable annuity contracts containing GMDBs. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $550 and $550 as of December 31, 2019 and 2018, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. In 2018, the Company changed its policy regarding deferrals into the IMR that resulted in an opening surplus adjustment of $2,273.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

2019 Statutory Financial Statements	Page 11

($ in Thousands)

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2019, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES  Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. These funding agreements have priority claim status above debt holders of the Company.

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($ in Thousands)

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2019, there were no outstanding borrowings and the maximum borrowed during the year was $215,000. As of December 31, 2018, there were $175,000 in outstanding borrowings and the maximum borrowed during the year was $175,000.

NEW ACCOUNTING STANDARDS

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics. The new disclosure is included in Note 7.

During 2019, the Company adopted NAIC SSAP 100R, “Fair Value”. The revisions eliminate disclosures on transfers between Levels 1 and 2. The revised disclosure is included in Note 6.

Effective December 31, 2018, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revisions require money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance was not material to the Company.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning -of-period and end-of-period cash amounts on the statement of cash flow. The new guidance is effective for the year ending December 31, 2019. The adoption of this guidance was not material to the Company.

RECENT ACCOUNTING DEVELOPMENTS

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. This adoption of this guidance will not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. This adoption of this guidance will not impact the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

2019 Statutory Financial Statements	Page 13

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

		Gross Unrealized Capital
December 31, 2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$16,282	$513	$12	$16,783
Other Governments	4,989	351	—	5,340
States, Territories and Possessions	42,135	9,059	—	51,194
Political Subdivisions	101,714	10,755	80	112,389
Special Revenue	424,259	59,817	108	483,968
Industrial and Miscellaneous	2,043,067	236,287	3,825	2,275,529
Residential Mortgage-backed Securities	228,298	5,212	429	233,081
Commercial Mortgage-backed Securities	814,512	28,888	4,044	839,356
Asset-backed Securities	617,654	18,284	4,414	631,524
Hybrid securities	156,935	7,860	517	164,278
SVO Identified Funds	14,606	—	479	14,127

Total Bonds	4,464,451	377,026	13,908	4,827,569
Preferred Stock	46,890	2,058	88	48,860

Total Bonds and Preferred Stock	$4,511,341	$379,084	$13,996	$4,876,429

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $434,200 and $491,361, respectively, as of December 31, 2019.

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $69,895 and $73,363, respectively, of subprime mortgages.

		Gross Unrealized Capital
December 31, 2018	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$149,868	$480	$5,717	$144,631
Other Governments	4,988	—	100	4,888
States, Territories and Possessions	42,244	5,071	185	47,130
Political Subdivisions	99,555	6,198	292	105,461
Special Revenue	441,280	42,197	2,803	480,674
Industrial and Miscellaneous	1,743,405	49,891	60,530	1,732,766
Residential Mortgage-backed Securities	157,691	615	2,837	155,469
Commercial Mortgage-backed Securities	667,573	11,225	8,131	670,667
Asset-backed Securities	520,152	8,871	9,073	519,949
Hybrid Securities	94,984	116	7,765	87,334

Total Bonds	3,921,740	124,664	97,433	3,948,971
Preferred Stock	42,954	145	3,666	39,433

Total Bonds and Preferred Stock	$3,964,694	$124,809	$101,099	$3,988,404

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $407,552 and $424,051, respectively, as of December 31, 2018.

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($ in Thousands)

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value

Due in one year or less	$1,404	$1,420
Due after one year through five years	152,943	159,129
Due after five years through ten years	512,230	566,241
Due after ten years	2,123,802	2,396,818
Residential Mortgage-backed Securities(1)	239,671	233,081
Commercial Mortgage-backed Securities(1)	816,748	839,356
Asset-backed Securities(1)	617,653	631,524

Total Bonds	4,464,451	4,827,569
Preferred Stock	46,890	48,860

TOTAL BONDS AND PREFERRED STOCK	$4,511,341	$4,876,429

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $57,769 primarily in asset-backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.97 years.

Investments on deposit with regulatory authorities as required by law were $4,297 and $4,299 at December 31, 2019 and 2018, respectively. These investments are not available for use by the Company.

At December 31, 2019, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $219,605, representing 5% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

As of December 31,	2019	2018

Balance, beginning of period	$3,649	$3,649
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(3,649)	—
Credit loss impairment recognized in the current period on securities not previously impaired	1,746	—

Balance, end of period	$1,746	$3,649

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2019 are temporary in nature.

2019 Statutory Financial Statements	Page 15

($ in Thousands)

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
December 31, 2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$—	$—	$16,783	$12	$16,783	$12	10
Political Subdivisions	7,107	80	—	—	7,107	80	27
Special Revenue	4,107	41	17,159	67	21,266	108	140
Industrial and Miscellaneous	89,623	2,127	46,232	1,698	135,855	3,825	857
Residential Mortgage-backed Securities	30,280	161	18,296	268	48,576	429	92
Commercial Mortgage-backed Securities	143,208	2,827	24,221	1,217	167,429	4,044	250
Asset-backed Securities	139,868	1,310	121,268	3,104	261,136	4,414	154
Hybrid Securities	6,623	49	10,301	468	16,924	517	62
SVO Identified Funds	—	—	14,127	479	14,127	479	8

Total Bonds	420,816	6,595	268,387	7,313	689,203	13,908	1,600
Preferred Stock	3,995	6	1,918	82	5,913	88	19

Total Bonds and Preferred Stock	$424,811	$6,601	$270,305	$7,395	$695,116	$13,996	1,619

	Less than 12 months		12 months or greater		Total
December 31, 2018	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	127,935	$4,667	$13,021	$1,050	$140,956	$5,717	27
Other Governments	4,888	100	—	—	4,888	100	1
States, Territories and Possessions	1,710	29	3,724	156	5,434	185	11
Political Subdivisions	—	—	12,084	292	12,084	292	27
Special Revenue	17,440	64	75,434	2,739	92,874	2,803	141
Industrial and Miscellaneous	855,212	38,566	229,090	21,964	1,084,302	60,530	739
Residential Mortgage-backed Securities	21,632	199	102,143	2,638	123,775	2,837	99
Commercial Mortgage-backed Securities	182,205	3,402	152,469	4,729	334,674	8,131	209
Asset-backed Securities	300,018	7,828	31,667	1,245	331,685	9,073	137
Hybrid Securities	77,437	6,891	6,608	874	84,045	7,765	36

Total Bonds	1,588,477	61,746	626,240	35,687	2,214,717	97,435	1,427
Preferred Stock	18,983	953	13,905	2,713	32,888	3,666	16

Total Bonds and Preferred Stock	$1,607,460	$62,699	$640,145	$38,400	$2,247,605	$101,101	1,443

Included in the December 31, 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $273.

Page 16	The Penn Insurance and Annuity Company

($ in Thousands)

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2019	$31,440	$—	$3,981	$27,459
December 31, 2018	32,652	—	5,270	27,382

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $2,905 and $2,905, respectively, as of December 31, 2019.

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2019	$10,798	$756	$15,839	$3,225	$26,637	$3,981
December 31, 2018	13,055	2,733	6,649	2,537	19,704	5,270

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 13 individual securities. There was 3 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2019 and 2018 was $823 and $678, respectively. The Company also invested $0 and $7,000 in FHLB-PGH Activity Stock as of December 31, 2019 and 2018. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $606,155 and $526,464 as of December 31, 2019 and 2018, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged as of:

	December 31, 2019	Maximum during 2019	December 31, 2018	Maximum during 2018

Carrying value	$—	$226,169	$185,950	$186,136
Fair value	—	266,261	212,508	209,967

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2019 and 2018 was $3,093 and $2,547, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2019 and 2018.

2019 Statutory Financial Statements	Page 17

($ in Thousands)

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2019, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $872 and $0 for the years ended December 31, 2019 and 2018, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $133,394 and $145,856 for the years ended December 31, 2019 and 2018.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2019 and 2018 associated with liquidations of the company’s interest in alternative assets.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2019 and 2018 were as follows:

December 31,	2019	2018

LIHTC	$5,480	$6,538
Receivable for securities	11,537	1,177
Other invested assets, affiliated	111,528	116,100

Total other invested assets	$128,545	$123,815

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, Dresher Run, PMAM’s Private Funds/PMUBX, and notes receivable held by the Company from JMS, a subsidiary of ISP.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2019 and 2018. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2019 or 2018.

Commitments of $230 and $249 for the years ended December 31, 2019 and 2018, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 5 and 9 years and required holding periods for its LIHTC investments between 7 and 10 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2019	2018

Bonds and preferred stock	$204,281	$179,676
Common Stock — unaffiliated	5,470	5,610
Policy loans	29,450	27,932
Cash and short term investments	1,717	1,490
Alternative assets	25,601	15,046
Other invested assets	9,446	3,782
IMR amortization	623	405

Gross investment income	276,588	233,941
Less: Investment expenses	7,156	6,184

Net investment income	$269,432	$227,757

There was no nonadmitted accrued investment income at December 31, 2019 and 2018.

Included in the table above (Bonds and preferred stocks) is $200 of investment income attributable to securities disposed of as a result of a callable feature, spread over 6 securities.

Page 18	The Penn Insurance and Annuity Company

($ in Thousands)

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2019			2018

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$490,854	$20,672	$3,034	$262,113	$1,835	$9,607
Preferred stock	12,160	275	—	—	—	—
Common stock-unaffiliated	55,298	1,679	685	54,777	1,382	4,231

The company recognized a common stock impairment of $1,746 as of December 31, 2019.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

December 31,	2019	2018

Realized capital losses	$(9,988)	$(4,307)
Less:
Amount transferred to IMR (net of related taxes of $(3,578) in 2019 and $1,387 in 2018)	13,461	(5,219)
Federal income tax expense/(benefit) on realized capital gains	2,829	(3,246)

Net realized capital (losses)/gains	$(26,278)	$4,158

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The details by NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2019 and reacquired within 30 days of the sale date are:

Description	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)

Common Stocks	23	$1,452	$1,458	$21
Mutual Funds	1	5	4	(1)

2019 Statutory Financial Statements	Page 19

($ in Thousands)

Note 4.  SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable annuity products with assets of $50,651 and $48,539 at December 31, 2019 and 2018, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2019	2018

Premiums, considerations and deposits for the year ended December 31	$47	$46
Reserves at December 31, at market value	50,651	48,539
Subject to discretionary withdrawal at market value	$50,651	$48,539

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

Years Ended December 31,	2019	2018

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$47	$46
Transfers from separate accounts	(8,480)	(5,664)

Transfers as reported in the Statements of Operations	$(8,433)	$(5,618)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2019	2018

Individual Annuity	$50,651	$48,539

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2019 and 2018.

For the years ended December 31, 2019 and 2018, the general account of the Company has paid $21 and $192, respectively, and $410 cumulatively over the last five years towards separate account guarantees.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

Page 20	The Penn Insurance and Annuity Company

($ in Thousands)

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. In 2018, Derivatives are reported on a net basis as admitted assets. In 2019, Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,	2019

	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	$2,905,837	$329,401	$(160,704)	$154,254	$(51,149)

Total designated and qualifying as hedges	$2,905,837	$329,401	$(160,704)	$154,254	$(51,149)

December 31,	2018

	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	$2,533,075	$25,256	$—	$90,737	$—

Total designated and qualifying as hedges	$2,533,075	$25,256	$—	$90,737	$—

2019 Statutory Financial Statements	Page 21

($ in Thousands)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. In 2018, Derivatives are reported on a net basis as admitted assets. In 2019, Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,		2019			2018

	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)
Equity options	$722,597	$87,688	$(43,042)	$557,685	$2,840	$—

Total not designated and not qualifying as hedges	$722,597	$87,688	$(43,042)	$557,685	$2,840	$—

The impact of derivatives instruments reported on the Statement of Income for the years ended December 31, 2019 and 2018, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2019	2018

	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries
Cash flow hedges:
Equity options	$36,319	$86,184

Total qualifying hedges	$36,319	$86,184

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

Year Ended December 31,	2019	2018

	Net Investment Gains/(Losses)	Net Investment Gains/(Losses)
Equity options	$(28,691)	$7,266

Total nonqualifying hedges	$(28,691)	$7,266

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2019	2018

Equity options	$32,045	$(23,440)

Total	$32,045	$(23,440)

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2019 and 2018, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with

Page 22	The Penn Insurance and Annuity Company

($ in Thousands)

counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2019 and 2018, the Company received collateral of $207,884 and $27,810, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

2019 Statutory Financial Statements	Page 23

($ in Thousands)

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2019, there was 1 debt security carried at a fair value of $3,446 that was valued in this manner. As of December 31, 2018, there were no debt securities carried at fair value that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

Page 24	The Penn Insurance and Annuity Company

($ in Thousands)

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Common stock — unaffiliated	$26,636	$—	$823	$27,459
Derivatives	—	87,688	—	87,688
Separate account assets(1)	50,651	—	—	50,651

Total assets	$77,287	$87,688	$823	$165,798

Call spreads	—	(43,042)	—	(43,042)

Total liabilities	$—	$(43,042)	$—	$(43,042)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statement of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

December 31, 2018	FV Level 1	FV Level 2	FV Level 3	Total

Common stock — unaffiliated	$19,704	$—	$7,678	$27,382
Derivatives	—	2,840	—	2,840
Separate account assets(1)	48,539	—	—	48,539

Total assets	$68,243	$2,840	$7,678	$78,761

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2019. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to increase in fair value for the year ended December 31, 2018.

2019 Statutory Financial Statements	Page 25

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2019 and 2018 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2019		2018
	Unaffiliated Common Stock	Total	Unaffiliated Common Stock	Total

Balance January 1	$7,678	$7,678	$446	$446
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—
Surplus	—	—	—	—
Amortization/Accretion
Purchases/(Sales):
Purchases	1,745	1,745	7,232	7,232
(Sales)	(8,600)	(8,600)	—	—

Balance December 31	$823	$823	$7,678	$7,678

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2019:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Common stock, unaffiliated	$823	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	$823

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$4,828,376	$4,464,451	$15,092	$4,813,284	$—
Preferred stock	48,861	46,890	39,867	8,994	—
Common stock-unaffiliated	27,459	27,459	26,636	—	823
Cash, Cash Equivalents and short-term investments	214,304	214,304	214,304	—	—
Derivatives	417,089	241,942	—	417,089	—
Separate account assets	50,651	50,651	50,651	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$188,235	$183,686	$—	$—	$188,235
Derivatives	203,746	94,191	—	203,746	—
Separate account liabilities	50,651	50,651	50,651	—	—

Page 26	The Penn Insurance and Annuity Company

($ in Thousands)

2018	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$3,948,971	$3,921,740	$123,376	$3,802,147	$23,448
Preferred stock	39,433	42,954	37,019	—	2,414
Common stock-unaffiliated	27,382	27,382	19,704	—	7,678
Cash and short-term investments	76,344	76,344	76,344	—	—
Derivatives	28,096	93,577	—	28,096	—
Separate account assets	48,539	48,539	48,539	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$146,224	$144,604	$—	$—	$146,224
Separate account liabilities	48,539	48,539	48,539	—	—

During 2019, there were no securities with transfers from Level 3 to to Level 2.

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

December 31, 2019	Account Value	General Account Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$553,678	$553,581	$610,085
Universal Life with Secondary Guarantees	801,231	619,273	1,531,201
Indexed Universal Life	3,336,710	3,134,975	3,251,291
Indexed Universal Life with Secondary Guarantees	591,668	547,576	1,026,428
Miscellaneous Reserves	—	—	54,607

Not Subject to Discretionary
Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	15
Disability — Active Lives	—	—	272
Disability — Disabled Lives	—	—	3,116
Miscellaneous Reserves	—	—	16

Total	5,283,287	4,855,405	6,477,031
Less: Reinsurance ceded	977,471	820,475	2,073,406

Net	$4,305,816	$4,034,930	$4,403,625

2019 Statutory Financial Statements	Page 27

($ in Thousands)

Note 8.  RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

December 31, 2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	120,654	—	120,654	51%
At market value	—	50,651	50,651	22%

Subtotal	120,654	50,651	171,305	73%

At book value — without adjustment	36,415	—	36,415	16%
Not subject to discretionary withdrawal	26,951	—	26,951	11%

Total annuity reserves and deposit liabilities, gross	184,020	50,651	234,671	100%

Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$184,020	$50,651	$234,671	100%

December 31, 2018	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	84,397	—	84,397	23%
At market value	—	48,539	48,539	13%

Subtotal	84,397	48,539	132,936	36%

Subject to discretionary withdrawal-without adjustment	206,441	—	206,441	56%
Not subject to discretionary withdrawal	29,538	—	29,538	8%

Total annuity reserves and deposit liabilities, gross	320,376	48,539	368,915	100%

Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$320,376	$48,539	$368,915	100%

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2019	2018

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$334	$351
Policyholders’ reserves — individual annuities	174,914	136,532
Liabilities for deposit-type contracts	8,504	182,925
VACARVM reserves	268	568

Subtotal	$184,020	$320,376

Separate Account Annual Statement:
Annuities	$50,651	$48,539

Subtotal	50,651	48,539

TOTAL RESERVES	$234,671	$368,915

Page 28	The Penn Insurance and Annuity Company

($ in Thousands)

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2019	2018

Account value	$50,651	$48,539
Net amount at risk	3,934	5,004

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	399	$79,406	$73,578
GMWB w/ inflation	46	7,831	7,223

Total	445	$87,237	$80,801

The following table summarizes the account values for the different benefit types as of December 31, 2018:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	314	$58,450	$53,627
GMWB w/ inflation	33	5,016	4,617

Total	347	$63,466	$58,244

Reserves for variable annuity with GMDB benefits are based on the methodology specified in Actuarial Guideline XLIII (“VACARVM”), which specifies the final reserve as the greater of Standard and Stochastic scenarios. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force

2019 Statutory Financial Statements	Page 29

($ in Thousands)

hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2019 and 2018, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII is $50,918 and $49,106 as of December 31, 2019 and 2018, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $133,862 and $93,807, as of December 31, 2019 and 2018, respectively.

Note 9.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. At December 31, 2018, based on a comprehensive review of the new guidance and final interpretation of the legislation, the Company recorded a benefit of $968, aftertax, for the final impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes.

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2019 and 2018.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$117,310	$1,453	$118,763	$98,297	$1,950	$100,247

Adjusted gross DTAs	117,310	1,453	118,763	98,297	1,950	100,247
Adjusted gross DTAs nonadmitted	(34,112)	—	(34,112)	(12,877)	(194)	(13,071)
Subtotal admitted adjusted DTA	83,198	1,453	84,651	85,420	1,756	87,176
Gross DTL	(8,250)	(14,217)	(22,467)	(31,791)	(5,159)	(36,950)

Net DTA/(DTL)	$74,948	$(12,764)	$62,184	$53,629	$(3,403)	$50,226

Page 30	The Penn Insurance and Annuity Company

($ in Thousands)

The changes in components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows:

Description	Changes during 2019

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$19,013	$(497)	$18,516
Adjusted gross DTAs	19,013	(497)	18,516
Adjusted gross DTAs nonadmitted	(21,235)	194	(21,041)

Subtotal admitted adjusted DTA	(2,222)	(303)	(2,525)
Gross DTA(DTL)	23,541	(9,058)	14,483

Net admitted DTA(DTL)	$21,319	$(9,361)	$11,958

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2019			2018

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$60,731	$1,453	$62,184	$48,470	$1,756	$50,226
1. Adjusted gross DTA expected to be realized	60,731	1,453	62,184	48,470	1,756	50,226
2. Adjusted gross DTA allowed per limitation threshold	—	—	84,465	—	—	63,354
Adjusted gross DTA offset by existing DTLs	22,467	—	22,467	36,756	194	36,950

Total admitted DTA realized within 3 years	$83,198	$1,453	$84,651	$85,226	$1,950	$87,176

Description	Changes during 2019

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$12,261	$(303)	$11,958
1. Adjusted gross DTA expected to be realized	12,261	(303)	11,958
2. Adjusted gross DTA allowed per limitation threshold	—	—	21,111
Adjusted gross DTA offset by existing DTLs	(14,289)	(194)	(14,483)

Total admitted DTA realized within 3 years	$(2,028)	$(497)	$(2,525)

2019 Statutory Financial Statements	Page 31

($ in Thousands)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2019	2018

Ratio percentage used to determine recovery period and threshold limitation amount	484%	514%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$625,851	$470,272

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2019			December 31, 2018			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	75%	100%	75%	48%	100%	49%	27%	—%	26%
Net admitted DTAs	77%	100%	77%	66%	100%	67%	11%	—%	10%

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2019 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2019	2018

Current federal income tax expense/(benefit)	$41,481	$(17,547)
Income tax effect on realized capital gains/(losses)	(749)	(1,859)

Federal and foreign income taxes incurred	$40,732	$(19,406)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2019	2018	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$19,435	$13,901	$5,534
DAC	44,720	37,428	7,292
Investments — ordinary	15,033	—	15,033
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	—	122	(122)
LIHTC	19,837	17,318	2,519
Net operating loss carryforward	—	10,565	(10,565)
Other — ordinary	13	691	(678)

Subtotal — gross ordinary DTAs	117,310	98,297	19,013
Nonadmitted ordinary DTAs	(34,112)	(12,877)	(21,235)

Admitted ordinary DTAs	83,198	85,420	(2,222)

Page 32	The Penn Insurance and Annuity Company

($ in Thousands)

	2019	2018	Change

Capital:
OTTI on investments	$1,453	$1,950	$(497)

Capital gross DTAs	1,453	1,950	(497)
Nonadmitted capital DTAs	—	(194)	194

Admitted capital DTAs	1,453	1,756	(303)

Admitted DTAs	84,651	87,176	(2,525)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	—	(22,166)	22,166
Future policy benefits — 8 year spread	(8,250)	(9,625)	1,375

Ordinary DTLs	(8,250)	(31,791)	23,541
Capital:
Alternative asset investments	(3,646)	(2,525)	(1,121)
Net unrealized investment gains	(10,571)	(2,634)	(7,937)

Capital DTLs	(14,217)	(5,159)	(9,058)

DTLs	(22,467)	(36,950)	14,483

Net deferred tax asset	$62,184	$50,226	$11,958

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2019	2018	Change

Total deferred tax assets	$118,763	$100,247	$18,516
Total deferred tax liabilities	(22,467)	(36,950)	14,483

Net deferred tax asset/liabilities	96,296	63,297	32,999

Net deferred tax asset/liability after SVA	$96,296	$63,297

Tax effect on unrealized (gains)/losses			7,937

Change in net deferred income taxes			$40,936

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2019 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$35,869	$7,532	21.00%
Dividends received deduction	(2,620)	(550)	-1.53%
Separate Account DRD	(247)	(52)	-0.14%
Income from affiliates	(4,640)	(974)	-2.72%
IMR amortization	(623)	(131)	-0.37%
LIHTC	—	(2,519)	-7.02%
Other	326	68	0.19%

Total	$28,065	$3,374	9.41%

Federal income tax expense incurred		44,310	123.54%
Change in net deferred income taxes		(40,936)	-114.13%

Total statutory taxes		$3,374	9.41%

2019 Statutory Financial Statements	Page 33

($ in Thousands)

For the year ended December 31, 2019, the Company utilized $50,309 of net operating loss carryforwards available that originated in 2015. In addition, the Company had LIHTC available of $19,837 as of December 31, 2019 that will begin to expire in 2030.

At December 31, 2019, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s non-insurance subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.*

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

* On January 1, 2019, HTK Inc. converted to an LLC which is disregarded for Federal tax purposes. As such, 2019 will be the last year that HTK Inc. is included in the consolidated return.

For the year ended December 31, 2019, PIAre I had a taxable net loss of $20,074 generating an amount payable from PIA to PIAre I of $4,216.

For the year ended December 31, 2018, PIAre I had a taxable net loss of $3,384 generating an amount payable from PIA to PIAre I of $711, which was paid in 2019.

Tax years 2016 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2019 and 2018, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Page 34	The Penn Insurance and Annuity Company

($ in Thousands)

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2019
Premium and annuity considerations	$611,157	$244,214	$86,376	$768,995
Reserves and funds for payment of future insurance and annuity benefits	3,959,260	2,701,791	2,073,406	4,587,645

December 31, 2018
Premium and annuity considerations	$572,876	$271,360	$83,821	$760,415
Reserves and funds for payment of future Insurance and annuity benefits	3,555,019	2,443,038	1,879,235	4,118,822

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2019		2018
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PML	$39,278	$1,291,692	$40,586	$1,210,958
Coinsurance Funds Withheld	PIAre I	(52,023)	(2,010,948)	(54,387)	(1,873,750)
Coinsurance — Inforce	PML	54,750	429,976	61,241	373,631
Coinsurance	PML	137,447	973,754	158,340	852,852
YRT — Index Credits	PIAre I	12,739	6,370	11,195	5,597
YRT — Over retention	PML	(2,923)	(356)	(2,703)	(301)

Total		$189,268	$690,488	$214,272	$568,987

Coinsurance Funds Withheld  Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. Effective December 31, 2014, the Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Coinsurance — Inforce Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance  The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index Credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT Over Retention  The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

2019 Statutory Financial Statements	Page 35

($ in Thousands)

Note 11.  RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,650 and $3,650 in interest income on this note for the years ended December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, the Company had outstanding principal receivable from JMS of $40,000 and outstanding interest receivables of $920 and $920, respectively, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

As of December 31, 2019 and 2018, the Company’s investment in ISP of $8,424 and $8,237 represented an ownership interest of 5.52% and 5.52%, respectively. ISP had total assets of $169,602 and $157,317 and total liabilities of $16,994 and $8,228 as of December 31, 2019 and 2018, respectively. The admitted value of the Company’s investments includes goodwill of $4,301 and $2,137 and other intangible assets of $387 and $12 at December 31, 2019 and 2018, respectively. The Company did not make any capital contributions to ISP in 2019 and 2018.

During 2019, Dresher Run sold its investment in Longevity Insurance Company. All remaining assets held by Dresher Run are nonadmitted. Dresher Run paid a $12,840 return of capital and a $1,463 dividend to PIA in 2019. As of December 31, 2018, the admitted value of the Company’s investment in Dresher Run consisted of the statutory surplus of Longevity Insurance Company of $7,682. The Company did not make any capital contributions in 2019 and 2018.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For 2019 and 2018, the total expenses incurred under this agreement were $45,156 and $51,977, respectively. The amount due was $15,689 and $12,494 at December 31, 2019 and 2018, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For 2019 and 2018, the total expenses incurred under these agreements were $4,583 and $3,787, respectively. The amount due was $870 and $323 at December 31, 2019 and 2018, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2019 and 2018 were $400 and $370, respectively.

Note 12.  COMMITMENTS AND CONTINGENCIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2019 and 2018 was $60 and $60, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2019 the Company had outstanding commitments totaling $133,394 relating to these investment activities. The fair value of these commitments approximates their face amount.

Page 36	The Penn Insurance and Annuity Company

($ in Thousands)

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $662,715 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2019 and December 31, 2018 were $2,070 and $1,946, respectively, which are included in other expenses in the Statements of Operations.

DIVIDEND RESTRICTIONS  The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2019 statutory results, the Company could pay $62,529 in dividends in 2020 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement. In 2019 and 2018, the Company paid no dividends to Penn Mutual.

Note 13.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2019 and through the financial statement issuance date of February 20, 2020 and has determined that there were no other significant events requiring disclosure in the financial statements.

2019 Statutory Financial Statements	Page 37